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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 Form 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (date of earliest event reported):  June 22, 1999
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                        Homecom Communications, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

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
    Delaware                                    0-29204                 58-2153309
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(State or Other Jurisdiction of         (Commission file Number)     (I.R.S. Employer
Incorporation or Organization                                       Identification No.)

3535 Piedmont Road, Atlanta, Georgia                                       30305
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(Address of Principal Executive Offices)                                 (Zip Code)
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Registrant's telephone number, including area code:     (404) 237-4646
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       (Former Name or Former Address, if Changed Since Last Report)


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ITEM 6.    RESIGNATION OF DIRECTOR

    On June 22, 1999, Nat Stricklen resigned from the Company's Board of Directors for personal reasons.



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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


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
                                               HOMECOM COMMUNICATIONS, INC.
                                               (Registrant)

Date:   June 24, 1999                          By:  /s/ HARVEY W. SAX
      -----------------                            --------------------------
                                                    Harvey W. Sax, President and
                                                    Chief Executive Officer
                                                    (Principal Executive Officer)
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